UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2024

BOWEN ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41741	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BOWNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BOWN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-tenth of one ordinary share upon the completion of the Company’s initial business combination	BOWNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2024, Bowen Acquisition Corp, a Cayman Islands exempted company (“Parent”), Bowen Merger Sub, a Cayman Islands exempted company and a wholly owned subsidiary of Parent (“Merger Sub”), Shenzhen Qianzhi BioTechnology Co. Ltd., a company incorporated in the People’s Republic of China and a wholly owned subsidiary of NewCo (as defined below) (the “Company”), and Qianzhi Group Holding (Cayman) Limited, a newly formed Cayman Islands company (“NewCo,” and collectively with Parent, Merger Sub and the Company, the “Parties”, each a “Party”), entered into an Agreement and Plan of Reorganization (the “Agreement”), which provides for a business combination between Parent and the Company.

The Agreement contemplates that, at the closing of the business combination (the “Closing”), upon the terms and subject to the conditions of the Agreement and in accordance with the Companies Act (Revised) of the Cayman Islands, as amended (the “Cayman Companies Act”), Merger Sub will merge with and into NewCo (the “Merger”), with NewCo being the surviving company of the Merger (“Surviving Company”) and becoming a wholly owned subsidiary of Parent. In the Merger, the holders (the “NewCo Shareholders”) of the ordinary shares of NewCo (“NewCo Ordinary Shares”) will receive ordinary shares of Parent (“Parent Ordinary Shares”). The Merger and the other transactions contemplated by the Agreement are referred to herein collectively as the “Transactions.” Consistent with the Agreement and in preparation for the Transactions, the Company completed a restructuring (the “Restructuring”) in which it became a wholly owned subsidiary of NewCo by the issuance of NewCo Ordinary Shares to the former holders of ordinary shares of the Company in exchange for such ordinary shares of the Company.

The Company, based in Shenzhen, China, is a health and wellness focused biotech company and an early adopter and developer of plant-based and ozonated products for antibacterial, skincare, gynecological and andrological applications. The majority of the Company’s products are ozonated, oil-based and infused with formulated herbal ingredients. The Company’s other proprietary products include ozonated disinfectant products produced by ambient temperature ozone curing technology. The Company believes that its ozonated disinfectants are safer, more environmentally friendly and more efficient, as compared to traditional alcohol, chlorine or phenol based disinfectants.

The Closing is expected to occur in 2024, following receipt of the required Parent Shareholder Approval (as defined below), NewCo Shareholder Approval (as defined below), the approval for listing on Nasdaq of the Parent Ordinary Shares to be issued in connection with the Transactions, and the fulfilment of certain other conditions set forth in the Agreement and described in this Current Report on Form 8-K.

Agreement

Conversion of Company Securities

Pursuant to the Agreement, at the effective time of the Merger (the “Effective Time”), all of NewCo Ordinary Shares issued and outstanding immediately prior to the Effective Time other than (i) NewCo Ordinary Shares held by the Parties or their respective wholly owned subsidiaries and (ii) those NewCo Ordinary Shares owned by the holders of NewCo Ordinary Shares who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Merger pursuant to the Cayman Companies Act, will be automatically converted into the right to receive an aggregate of (a) 7,246,377 Parent Ordinary Shares, a portion of which shall be deposited in escrow to provide for indemnification in accordance with the Agreement (the “Merger Shares”), and (b) the right to receive earnout consideration of up to an aggregate of 1,400,000 Parent Ordinary Shares (the “Earnout Shares”), as described further below. The Merger Shares and Earnout Shares will be referred to herein collectively as the “Merger Consideration.” The Merger Shares to be deposited in escrow will be referred to as the “Escrow Shares”.

Earnout Consideration

In addition to the Merger Shares, the holders of Newco Ordinary Shares have the contingent right to receive an aggregate of 1,400,000 Earnout Shares as earnout consideration. The Earnout Shares will be issued if and to the extent certain net income milestones are achieved by the combined company and its subsidiaries during the fiscal years ended March 31, 2025 and 2026. In addition, the holders of NewCo Ordinary Shares will be entitled to receive the Earnout Shares in the event there occurs any transaction resulting in a change of control during the period of time that the Earnout Shares are earnable.

Representations and Warranties

The Agreement contains representations and warranties of the Company and NewCo relating to, among other things, organization and qualification; subsidiaries; capitalization; authority relative to the Agreement; there being no conflict between the Company’s charter documents and other legal requirements and the Transactions and requiring only certain governmental consents; compliance with applicable legal requirements; financial statements; having no undisclosed liabilities; the absence of certain changes or events; there being no claims, suits, actions, complaints, demands or other proceedings pending or, to the knowledge of the Company, threatened against the Company before any governmental entity; employee benefit plans; labor matters; business activities; title to property; taxes; environmental matters; brokers; third-party expenses; intellectual property; agreements, contracts and commitments; governmental actions/filings; interested party transactions; top customers and top suppliers; and board approval.

The Agreement contains representations and warranties of Parent and Merger Sub relating to, among other things, organization and qualification; subsidiaries; capitalization; authority relative to the Agreement; there being no conflict between Parent’s charter documents and other legal requirements and the Transactions and requiring only certain governmental consents; Parent SEC reports and financial statements; having no undisclosed liabilities; the absence of certain changes or events; litigation; employee benefit plans; labor matters; business activities; title to property; taxes; environmental matters; brokers; intellectual property; agreements, contracts and commitments; insurance; interested party transactions; Nasdaq listing; board approval; and the trust fund funded by the proceeds of Parent’s initial public offering and simultaneous private placement (the “Trust Fund”).

As described further under “Indemnification” below, the representations and warranties of the Company and NewCo will survive the Closing for a period of two years, except that the Specified Representations (as defined below) will survive until the expiration of the applicable statute of limitations. The representations and warranties of Parent will not survive the Closing.

Covenants

The Agreement includes customary affirmative and negative covenants of the parties with respect to business operations prior to consummation of the Transactions. The parties also agreed to abide by certain exclusivity provisions, to use reasonable best efforts to consummate the Merger, and to provide insurance for Parent’s and the Company’s directors and officers and indemnification for Parent’s directors and officers after the Closing. The Agreement also contains additional covenants of the parties, including, among others:

●	Parent and the Company will cooperate in the preparation and filing of a Registration Statement on Form S-4 (the “Registration Statement”) for the offer and sale of Parent Ordinary Shares issuable pursuant to the Agreement, which will include the proxy statement for the solicitation of approval of the adoption of the Agreement and the approval of the Transactions (the “Parent Shareholder Approval”), among other proposals to be considered at an extraordinary general meeting of Parent’s shareholders (the “Special Meeting”).

●	Parent will send the proxy statement included in the Registration Statement to the holders of Parent Ordinary Shares as soon as practicable following the date on which the Registration Statement is declared effective by the SEC, will call the Special Meeting in accordance with applicable law, and will solicit from its shareholders proxies to vote in favor of the approval and adoption of the proposals.

●	The Company and NewCo will use reasonable best efforts to solicit and obtain the approval (the “NewCo Shareholder Approval”) of the Merger and related transactions, by the requisite number of holders of NewCo Ordinary Shares, as promptly as practicable following the date on which the Registration Statement is declared effective by the SEC.

●	Parent will adopt an incentive equity plan (the “Parent Plan”) to be effective following the Closing.

●	Parent will use commercially reasonable efforts to ensure (i) the Parent Ordinary Shares, (ii) the rights of Parent (“Parent Rights”), each Parent Right convertible into one-tenth of one Parent Ordinary Share upon consummation of an initial business combination, and (iii) the units of Parent (“Parent Units”), each Parent Unit consisting of one Parent Ordinary Share and one Parent Right, continue to be listed on Nasdaq until the Closing, and Parent will use commercially reasonable best efforts to cause the Parent Ordinary Shares to be listed on Nasdaq following the Closing.

●	Prior to Closing, certain employees of the Company will execute employment agreements and noncompete agreements in form to be mutually agreed upon (each a “Non-Competition Agreement”).

●	Commencing as soon as practicable, Parent and the Company will use commercially reasonable efforts to solicit investors (the “PIPE Investors”) to enter into subscription agreements with Parent (as amended or modified from time to time, collectively, the “Subscription Agreements”), on terms approved by the Company (such approval not to be unreasonably withheld, conditioned or delayed), pursuant to which the PIPE Investors will purchase, concurrently with the Closing, equity or equity-linked securities of Parent in an aggregate amount of $5.0 million (the financing contemplated by the Subscription Agreements, the “PIPE Financing”). Simultaneous with entering into the Subscription Agreements, the PIPE Investors shall enter into a registration rights agreement with Parent (as amended or modified from time to time, the “Registration Rights Agreement”), on terms approved by the Company (such approval not to be unreasonably withheld, conditioned or delayed), pursuant to which, among other things, Parent will grant the PIPE Investors demand and piggyback registration rights relating to the Parent Ordinary Shares issuable pursuant to the Subscription Agreements or underlying any equity-linked securities issued pursuant to the Subscription Agreements.

Conditions to Closing

Mutual Conditions

The consummation of the Merger and the other transactions contemplated by the Agreement is conditioned upon the following, among other things:

●	The Parent Shareholder Approval and the NewCo Shareholder Approval having been received by Parent and NewCo, respectively;

●	The approval for listing on Nasdaq of Parent Ordinary Shares to be issued in connection with the Transactions, subject, if applicable, to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;

●	The Registration Statement having become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order having been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending.

●	All required waiting periods under the HSR Act, if any, having expired or been terminated;

●	Approval by the Committee on Foreign Investment in the United States (“CFIUS”) of the Merger and other Transactions having been obtained and being in full force and effect;

●	Approval of all necessary filings with the China Securities Regulatory Commission (“CSRC”) having been obtained and being in full force and effect;

●	All other consents, approvals and authorizations from governmental authorities legally required to be made or obtained to consummate the transactions having been made or obtained;

●	Parent having at least $5,000,001 of net tangible assets (after giving effect to redemptions by Parent’s public shareholders) immediately prior to or upon the Closing; and

●	Holders of less than 5% of the NewCo Ordinary Shares issued and outstanding immediately prior to the Closing having exercised their right to dissent, and not effectively withdrawn their dissent or lost their right to dissent, from the Merger pursuant to section 238 of the Cayman Companies Act.

Other Conditions to Parent’s Obligations

The obligations of Parent and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

●	The accuracy of the representations and warranties of the Company and NewCo;

●	Performance in all material respects of the agreements and covenants of the Company required by the Agreement to be performed on or prior to the Closing;

●	No action, suit or proceeding being pending or threatened before any governmental entity which would (i) prevent consummation of any of the Transactions, (ii) cause any of the Transactions to be rescinded following consummation, or (iii) affect materially and adversely the right of the Surviving Company to own, operate or control any of the assets and operations of the Company following the Merger, and no order, judgment, decree, stipulation or injunction to any such effect being in effect; and

●	Certain employees of the Company having executed employment agreements and Non-Competition Agreements with Parent;

●	The PIPE Financing being fully ready for consummation concurrently with the Closing; and

●	All outstanding material indebtedness owed to the Company or its subsidiaries by affiliates or officers, directors, or employees thereof or by any other Person designated by the Company who will become an officer, director, or employee of Parent upon the Closing having been repaid in full; all outstanding material guaranties and similar arrangements pursuant to which the Company or any of its subsidiaries has guaranteed the payment or performance of any obligations of any such affiliate or officer, director, or employee, or other Person, to a third party having been terminated; and no affiliate of the Company owning any direct equity interests in any company that utilizes in its name or otherwise “Qianzhi” or any derivative thereof.

Other Conditions to the Company’s Obligations

The obligations of the Company and NewCo to consummate the Transactions are also conditioned upon, among other things:

●	The accuracy of the representations and warranties of Parent and Merger Sub;

●	Performance in all material respects of the covenants of Parent and Merger Sub required by the Agreement to be performed on or prior to the Closing;

●	No action, suit or proceeding being pending or threatened before any governmental entity which (i) would prevent consummation of any of the Transactions, (ii) would cause any of the Transactions to be rescinded following consummation or (iii) would affect materially and adversely or otherwise encumber the title of the Parent Ordinary Shares to be issued by Parent in connection with the Merger, and no order, judgment, decree, stipulation or injunction to any such effect being in effect; and

●	The Parent Plan having been adopted.

Indemnification

Pursuant to the indemnification provisions of the Agreement, Parent, the Surviving Company and the Company, and their respective representatives, successors and permitted assigns (the “Parent Indemnitees”), will be indemnified, defended and held harmless by the Company Shareholders (as defined below), jointly and severally to the extent of the Escrow Shares, and thereafter severally but not jointly, from and against all Losses (as defined below) asserted against, resulting to, imposed upon, or incurred by any Parent Indemnitee by reason of, arising out of or resulting from (i) the actual or alleged inaccuracy or breach of any representation or warranty of the Company or NewCo contained in or made pursuant to the Agreement, or contained in or made pursuant to any certificate delivered by the Company or NewCo to Parent pursuant to the Agreement in connection with the Closing; or (ii) the non-fulfillment or breach of any covenant or agreement of the Company or NewCo contained in the Agreement.

As used above, the term “Losses” includes all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses), including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments, whether or not made by third parties or whether or not ultimately determined to be valid.

The representations and warranties of the Company and NewCo shall survive the Closing until the date that is two years after the Closing Date, except that the representations and warranties relating to organization and qualification, subsidiaries, capitalization, authority relative to the Agreement, employee benefit plans, taxes, environmental matters, brokers and intellectual property (the “Specified Representations”) shall survive until the expiration of the applicable statute of limitations. The covenants and agreements of the Company and NewCo contained in the Agreement survive indefinitely.

No amount shall be payable under the foregoing provisions unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $3,750,000, in which event the Company Shareholders shall be required to pay or be liable for all such indemnifiable Losses from the first dollar (except that this limitation will not apply to indemnifiable Losses arising out of an actual or alleged breach of the Specified Representations). The aggregate liability of the Company Shareholders for Losses shall not in any event exceed $18,750,000 (and no Company Shareholder shall be liable for more than its pro rata share of the Losses, based on the same proportions as the total Merger Shares are allocated among them).

Termination

The Agreement may be terminated at any time prior to the Closing as follows:

●	by mutual written consent of Parent and the Company;

●	by either Parent or the Company, if the Effective Time has not occurred on or before December 31, 2024 (the “Outside Date”); provided that this termination right is not available to a party that is in breach or violation of the Agreement and such breach or violation is the primary cause of the failure to close by the Outside Date;

●	by either Parent or the Company, if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

●	by either Parent or Company, if the other party has breached any of its covenants or representations and warranties, or any representation or warranty has become untrue, such that the terminating party’s closing conditions would not be satisfied (subject to a thirty-day cure period, if such breach is curable), provided that this termination right is not available to a party that is in breach of the Agreement such that the other party’s closing conditions would not be satisfied;

●	by either Parent or the Company, if the Parent Shareholder Approval is not obtained;

●	by Parent, if the Company Stockholder Approval is not obtained by the requisite vote under the Cayman Companies Act and NewCo’s Charter Documents within one (1) Business Day after the Special Meeting;

●	by Parent, in the event that CFIUS notifies the Parties in writing that CFIUS has recommended or intends to recommend in a report that the Transactions be prohibited; or

●	by either Parent or the Company, if the approval of all necessary filings with the CSRC has not been obtained and be in full force and effect.

Upon termination of the Agreement, the Agreement will become void (with certain customary exceptions), except that the Parties shall not be relieved of liability for any willful breach of the Agreement.

Fees and Expenses

All fees and expenses incurred in connection with the Agreement and the other transactions contemplated by the Agreement will be paid by the Company.

Waivers

Either Parent or the Company may extend the time for performance of any obligation of any other Party, waive any inaccuracies in the representations and warranties of any other Party contained in the Agreement or in any document delivered pursuant to the Agreement, and waive compliance with any agreements of any other party or any condition to its own obligations contained in the Agreement.

Voting Agreements

Concurrently with the execution of the Agreement, Parent, the Company and certain NewCo Shareholders entered into Voting and Support Agreements (each, a “Voting Agreement”), pursuant to which, among other things, each such NewCo Shareholder agreed, with respect to all NewCo Ordinary Shares received by such NewCo Shareholder in the Restructuring, to vote in favor of, or consent in writing to, the adoption of the Agreement and the approval of the Transactions, including the Merger, in order to effect the NewCo Shareholder Approval. Such vote or consent shall occur as soon as practicable as following the date on which the Registration Statement is declared effective.

The foregoing summaries of the Agreement and Voting Agreement are qualified in their entirety by reference to the text of Agreement and Voting Agreement which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

The Agreement and form of Voting Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about Parent or the Company or their affiliates. The representations, warranties, covenants and agreements contained in the Agreement and Voting Agreement and the other documents related thereto were made only for purposes of such agreements as of the specific dates thereof, were solely for the benefit of the parties thereto, as applicable, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement and Voting Agreement, as applicable, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement or Voting Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement and Voting Agreement, as applicable, which subsequent information may or may not be fully reflected in Parent’s public disclosures.

Item 7.01 Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Report is the press release jointly issued by the parties on January 18, 2024, announcing the Merger and the other Transactions contemplated by the Agreement.

The information set forth in this Item 7.01, including exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

Neither Parent, the Company, nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report on Form 8-K and the exhibits filed or furnished herewith include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transactions between Parent and the Company, including statements regarding the benefits of the transaction, the anticipated timing of the Transactions, the business of the Company and the markets in which they operate. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Parent’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Parent’s and the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic markets; risks related to the business of the Company and the timing of expected business milestones; changes in the assumptions underlying the expectations of the Company regarding its future business; the effects of competition on the Company’s future business; the outcome of any legal proceedings that may be instituted against Parent, the Company, the combined company or others following the announcement of the proposed Transactions and any definitive agreements with respect thereto; the inability to complete the proposed Transactions, including, without limitation, the inability obtain approval of the stockholders of Parent or to satisfy other conditions to closing; the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Transaction; the risk that the proposed Transactions disrupts current plans and operations of the Company or Parent as a result of the announcement and consummation of the proposed Transactions; the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed Transactions; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed Transactions; the Parties’ estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the filings made by Parent with the SEC, including the proxy statement/prospectus that will be filed relating to the proposed Transactions. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Parent and the Company caution that the foregoing list of factors is not exclusive. Parent and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Parent nor the Company undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the Transactions, Parent will file with the SEC a registration statement on Form S-4, which will include a prospectus of Parent as well as Parent’s proxy statement (the “Proxy Statement/Prospectus”). Parent plans to mail the definitive Proxy Statement/Prospectus to its stockholders in connection with the transaction. INVESTORS AND SECURITYHOLDERS OF PARENT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Parent through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC by directing a written request by mail to Parent at 420 Lexington Avenue, Suite 2446, New York, NY 10170.

Participants in the Solicitation

Parent, the Company, and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Parent in connection with the transaction, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding Parent’s directors and executive officers can also be found in the prospectus contained in Parent’s Registration Statement on Form S-1 filed with the SEC on June 13, 2023, and declared effective by the SEC July 11, 2023, in connection with Parent’s initial public offering. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of January 18, 2024, by and among Bowen Acquisition Corp, Bowen Merger Sub, Shenzhen Qianzhi BioTech Company Limited and Qianzhi Group Holding (Cayman) Limited
10.1	Form of Voting Agreement
99.1	Joint Press release, dated January 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2024	BOWEN ACQUISITION CORP

	By:	/s/ Jiangang Luo
Jiangang Luo
Chief Executive Officer